Rule 497(e)

File Nos. 333-203262 and 811-05817

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated August 10, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2017.

Effective on or about August 30, 2017 (the “Effective Date”), the Alger SMid Cap Growth Portfolio (the “Portfolio”) will be renamed the Alger SMid Cap Focus Portfolio. Therefore, as of the Effective Date, all references in the Prospectus and SAI to this Portfolio are amended to be references to the Alger SMid Cap Focus Portfolio.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of

Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.